UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 13, 2023

DAWSON GEOPHYSICAL COMPANY

(Exact name of Registrant as specified in its charter)

texas	001-32472	74-2095844
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

508 West Wall, Suite 800

Midland, Texas 79701

(Address of principal executive offices) (Zip Code)

(432) 684-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DWSN	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 24, 2023, Dawson Geophysical Company (“Dawson”) delivered to Wilks Brothers, LLC a convertible promissory note (the “Convertible Note”) in the principal amount of $9,880,000.50 payable on or after June 30, 2024 that, upon the terms and subject to the conditions described therein, would automatically convert into 5,811,765 newly-issued shares of common stock of Dawson (the “Conversion Shares”) at a conversion price of $1.70 per share after Dawson receives stockholder approval of the proposal to issue the Conversion Shares upon conversion of the Convertible Note in accordance with Listing Rule 5635 of the NASDAQ Listed Company Manual.

On September 13, 2023, Dawson held a virtual special meeting of its stockholders (the “Special Meeting”). At the Special Meeting, Dawson’s stockholders voted on proposals to (i) in accordance with NASDAQ Listing Rule 5635(a), approve and adopt the issuance of the Conversion Shares upon conversion of the Convertible Note (the “Conversion Proposal”) and (ii) adjourn the Special Meeting from time to time, if necessary or appropriate as determined in the discretion of the board of directors of Dawson (the “Board”) or the Chairman of the Board, to solicit additional proxies if there are insufficient votes to adopt the Conversion Proposal at the time of the Special Meeting (the “Adjournment Proposal”).

Prior to the Special Meeting, Dawson delivered a definitive proxy statement (the “Proxy Statement”) to its stockholders describing and providing information relating to the Special Meeting, the Conversion Proposal and the Adjournment Proposal. The Proxy Statement was filed by Dawson with the U.S. Securities and Exchange Commission on August 28, 2023.

As disclosed in the Proxy Statement, as of the close of business on August 7, 2023, the record date for the Special Meeting, there were 25,000,564 shares of Dawson’s common stock, $0.01 par value per share (“common stock”), outstanding and entitled to vote at the Special Meeting. At the Special Meeting, 20,824,012 shares of common stock were represented in person or by proxy, which constituted a quorum to conduct business at the Special Meeting. The following summarizes the final voting results for the Special Meeting proposals, each of which is more fully described in the Proxy Statement:

1.       Conversion Proposal. Dawson’s stockholders approved the Conversion Proposal. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
19,240,507	1,330,223	253,282

2.       Adjournment Proposal. Dawson’s stockholders approved the Adjournment Proposal. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
19,241,030	1,329,197	253,785

Upon Dawson’s stockholders approving the Conversion Proposal, the Convertible Note was automatically converted into the Conversion Shares pursuant to its terms.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAWSON GEOPHYSICAL COMPANY

Date: September 19, 2023	By:	/s/ Stephen C. Jumper
Stephen C. Jumper
President and Chief Executive Officer